EXHIBIT 99.1

       Chemed Corporation Reports 2004 Second-Quarter Results;
                   Consolidated Diluted EPS of $.66;
               Proforma Consolidated Diluted EPS of $.60

    CINCINNATI--(BUSINESS WIRE)--Aug. 3, 2004--Chemed Corporation ("Chemed") (NYSE:CHE), which operates the nation's largest provider of end-of-life care under the VITAS Healthcare Corporation (VITAS) brand and commercial and residential plumbing and drain cleaning services provider under the Roto-Rooter brand (Roto-Rooter), today reported financial results for its second quarter ended June 30, 2004, versus the comparable prior-year period as follows:

    --  Consolidated Operating Results (GAAP)
        --  Revenue increased 170% to $209.0 million
        --  Diluted EPS of $.66

    -- Adjusted Proforma Consolidated Operating Results (Non GAAP) -- Diluted EPS of $.60
        --  Adjusted EBITDA of $24.5 million

    --  VITAS generated record revenue and ADC levels
        -- Quarterly Net Patient Revenue of $130.2 million, up 23% -- Average Daily Census (ADC) of 8,581, up 19%
        --  Net Income of $7.9 million, up 81%
        --  Adjusted EBITDA of $16.3 million, an increase of 65%
        --  Adjusted EBITDA margin of 12.5%

    -- Roto-Rooter segment reported increased Revenue, Net Income and Adjusted EBITDA
        --  Revenue increased 7%
        --  Net Income of $5.2 million, an increase of 33%
        --  Adjusted EBITDA of $10.4 million

    "The second quarter of 2004 represented our first full quarter of owning 100% of VITAS," said Kevin J. McNamara, Chemed president and chief executive officer. "The expansion of the VITAS business model continues to exceed our expectations. New starts have been accelerated and we continue to explore opportunities in terms of strategic acquisitions. This quarter includes $1.9 million in revenue and $1.0 million in pretax losses from our eight start-up sites. This compares to $0.4 million in revenue and $0.3 million operating losses in the prior year quarter. In addition, the VITAS operating infrastructure continues to show scalability and leverage as we look to expand our geographic coverage."
    "The second quarter of 2004 operating results are largely devoid of the merger complexity that was contained in the first quarter of 2004. This results in more clarity and understanding of the fundamental performance of Chemed and its individual business segments," said David Williams, Chemed's chief financial officer. "To that end, we have further refined our reported operating segments to provide additional clarity. Chemed corporate support has been separated from these operating segments to assist in this analysis. We do caution everyone to carefully review the unusual issues relating to the refinancing and merger of VITAS in the first quarter of 2004 when reviewing our year-to-date results."
    For a detailed presentation of reconciling items and related definitions and components, please refer to the attached schedules.

    VITAS

    The merger of VITAS was completed on February 24, 2004. Prior to that date the Company accounted for its 37% ownership of VITAS under the equity method of accounting. As a result, under generally accepted accounting principles (GAAP), only a portion of VITAS' operating results are fully consolidated into Chemed's first quarter of 2004 results.
    VITAS had net patient revenue of $130.2 million, income from operations of $13.3 million, net income of $7.9 million and Adjusted EBITDA of $16.3 million in the second quarter of 2004.
    VITAS generated revenue growth of 22.6% over the prior year period. Gross margins remained relatively flat at 21.8% in the second quarter of 2004 as compared to 22.2% in the prior year quarter. The second quarter 2004 gross margin includes an incremental $0.7 million in start-up losses over the prior-year period which negatively impacted margins 50 basis points. Central support costs for VITAS, which are included as selling, general and administrative expenses in our statement of operations, declined 8.1%. On a proforma basis, VITAS increased net income 81% over the prior-year quarter.
    VITAS' average daily census (ADC) in the second quarter of 2004 was 8,581. This compares to an ADC of 7,198 in the comparable prior year period, an increase of 19% and 6% sequential growth. Average length-of-stay (LOS) per patient was 59.9 days for the quarter and compares to 55.4 days in the second quarter of 2003. The median LOS was 12.0 days for both periods.
    "We continue to see strong organic ADC growth across all levels of VITAS," said McNamara. "The ADC in our 22 base programs now exceeds an average of 375 patients per program. In our large programs, those with an average-daily-census in excess of 450, ADC growth was 16% for the quarter."
    "The second quarter demonstrated the scalability and leverage that can be derived from VITAS' business model," Williams stated. "Even with revenue growth of almost 23%, VITAS successfully eliminated a number of private company expenses and maintained minimal expense growth in the core central support costs. This resulted in a sequential decline in these operating expenses of $0.9 million, or 6.1%."

    Roto-Rooter Segment

    Roto-Rooter's plumbing and drain cleaning business generated sales of $68.9 million for the second quarter of 2004, 6.7% higher than the $64.6 million reported in the comparable prior-year quarter. Net income for the quarter totaled $5.2 million, an increase of 33% over the prior year quarter. Adjusted EBITDA in the second quarter of 2004 totaled $10.4 million, an increase of 33% over the Adjusted EBITDA of $7.8 million generated in the second quarter of 2003.
    "There are several factors contributing to the improvement in the plumbing and drain cleaning segment," stated McNamara. "We were able to successfully pass through modest price increases in many of our markets in 2004. In addition, job count increased 1.6% in the second quarter of 2004 over the prior-year period. We continue to see a firming of demand in the majority of our markets and specifically increased demand in commercial and residential plumbing. Our expense control at the field level resulted in a second quarter 2004 gross profit margin of 44.4%, which is 40 basis points above the second quarter of 2003."

    Consolidated Financial Position

    "Our cash position is solid," Williams stated. "As of June 30, 2004, we have over $52 million in cash and approximately $69 million of unused lines of credit under our Credit Facility. In addition, we have federal tax refunds in excess of $15 million relating to the deductibility of stock option buy-outs at the VITAS level that should be received by the fourth quarter of 2004."

    Guidance for the Remainder of the Year

    "Looking ahead into the second half of 2004," Williams stated, "we anticipate sequential consolidated revenue in the third quarter to be modestly above the second quarter due to seasonality factors within Roto-Rooter. Roto-Rooter is estimated to generate a 3% to 4% sequential decline in revenue in the third quarter and 6% to 7% sequential revenue growth in the fourth quarter, which is consistent with historical seasonality over the past several years.
    "VITAS has generated exceptional organic growth in the first half of 2004. Generally, this indicates a near-term flattening of census growth in the following one to two quarters. We are very optimistic as to the long-term sustainable trend line improvements in ADC, revenue, EBITDA margins and earnings per share. However, we should keep in perspective the reasonable fluctuations in growth patterns that will occur quarter to quarter. Capacity growth will be based upon our trailing ADC trends. We continue to grow staffing within all of our programs to ensure our ability to accept all hospice appropriate patients within a community. We anticipate fluctuations in margins quarter to quarter as capacity and central support resources are grown at a more predictable and methodical rate than our ADC.
    "Accordingly, we conservatively estimate third quarter and fourth quarter sequential ADC growth of 2.5% to 3.0% and 2.0% to 2.5%, respectively. This conservative growth estimate should result in an ADC in excess of 9,100 in the fourth quarter of 2004. We are anticipating an average Medicare reimbursement rate increase of 3% effective October 1, 2004.
    "Based upon these factors, and a diluted share count of 12.7 million, our expectation is that earnings per diluted share for the third quarter will be between $.56 and $.60 and the fourth quarter will be in the range of $.68 to $.72."

    Conference Call

    Chemed will hold a conference call to discuss second quarter results Wednesday, August 4, 2004, at 11:00 a.m. EDT. The dial-in number for the conference call is 800-945-0061 for U.S. and Canadian participants and 706-679-7146 for international participants. A taped replay of the conference call will be available approximately two hours after the call's conclusion. It can be accessed by dialing 800-642-1687 for U.S. and Canadian callers and 706-645-9291 for international callers. The conference identification number is 8344100. The telephone replay will be available for one week following the live call.
    The conference call will be available live via webcast at Chemed's Web site at www.Chemed.com by clicking on "Investor Relations Home" and then on "Featured Event: Web Cast-Live Q2 2004 Chemed Corporation Conference Call." An online replay will be available at www.Chemed.com beginning approximately two hours after the completion of the live call and will remain available for 14 days.
    Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 8,500 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.
    Chemed operates in the residential and commercial repair-and-maintenance-service industry under the brand names Roto-Rooter and Service America. Roto-Rooter provides plumbing and drain service through Company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in China/Hong Kong, Indonesia, Singapore, Japan, Mexico, the Philippines and the United Kingdom. Operating in Florida and Arizona, Service America furnishes residential and commercial appliance and heating and air conditioning repair and maintenance services.
    This press release contains information about Chemed's adjusted EBITDA, which is not a measure derived in accordance with generally accepted accounting principles (GAAP), and which excludes components that are important to understanding Chemed's financial performance. Chemed provides adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its adjusted EBITDA is presented in the tables following the text of this press release.

    Forward-Looking Statements

    Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care, plumbing, drain cleaning and HVAC industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.


CHEMED CORPORATION
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)



                        Three Months            Six Months
                        Ended June 30,         Ended June 30,
                     -------------------    --------------------
                       2004        2003       2004        2003
                     --------    -------    --------    --------
 Service revenues
  and sales          $208,994    $77,271    $340,042    $154,916
                     --------    -------    --------    --------
 Cost of services
  provided and goods
  sold                147,206     45,611     233,430      91,763
 Selling, general
  and administrative
  expenses             37,913     25,090      68,936      51,147(d)
 Depreciation           4,570      2,990       8,159       6,042
 Long-term incentive
  compensation              -          -       9,058(a)        -
                     --------    -------    --------    --------
     Total costs and
      expenses        189,689     73,691     319,583     148,952
                     --------    -------    --------    --------
     Income from
      operations       19,305      3,580      20,459       5,964
 Interest expense      (6,206)      (867)     (9,111)     (1,674)
 Loss on
  extinguishment
  of debt                   -          -      (3,330)(b)       -
 Other income--net        231      2,455       1,810       6,717(e)
                     --------    -------    --------    --------
     Income before
      income taxes     13,330      5,168       9,828(a,b) 11,007
 Income taxes          (5,833)    (1,868)     (5,336)     (4,150)
 Equity in
  income/(loss) of
  affiliate (VITAS)       821(c)       -      (3,284)(c)       -
                     --------    -------    --------    --------
 Net Income          $  8,318(c) $ 3,300    $  1,208(c) $  6,857(d,e)
                     ========    =======    ========    ========


 Earnings Per
  Share
     Net income      $   0.67(c) $  0.33    $   0.10(c) $   0.69(d,e)
                     ========    =======    ========    ========
     Average number
      of shares
      outstanding      12,325      9,908      11,619       9,899
                     ========    =======    ========    ========

 Diluted
  Earnings Per
  Share
     Net income      $   0.66(c) $  0.33    $   0.10(c) $   0.69(d,e)
                     ========    =======    ========    ========
     Average number
      of shares
      outstanding      12,677      9,942      11,848       9,922
                     ========    =======    ========    ========



(a) Amounts include a pretax charge of $9,058,000 ($5,894,000 aftertax or $.51 per share and $.50 per diluted share) for payouts under the Company's 2002 Executive Long-Term Incentive Plan in the first quarter of 2004.

(b) Amounts include a pretax charge of $3,330,000 ($2,164,000 aftertax or $.19 per share and $.18 per diluted share) from the early extinguishment of debt in the first quarter of 2004.

(c) Amounts include the Company's aftertax share of VITAS' charges related to the Company's acquisition of VITAS in the first quarter of 2004, prior to the acquisition date. The accruals for transaction costs were adjusted in the second quarter of 2004, based on changed facts and circumstances. Of the total adjustment, 37% (less deferred income taxes) was credited to the Company's equity in the earnings of VITAS and 63% was credited to goodwill. These charges comprise debt and transaction-related expenses that reduced the Company's equity in the earnings/(loss) of VITAS by $3,800,000 ($.33 per share and $.32 per diluted share) during the first six months of 2004.

(d) Amounts include a pretax charge of $3,627,000 ($2,358,000 aftertax or $.24 per share) from severance charges in the first quarter of 2003.

(e) Amounts for 2003 include a pretax gain of $3,544,000 ($2,151,000 aftertax or $.22 per share) from the sales of investments.


CHEMED CORPORATION
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)


                                                        June 30,
                                                 ---------------------
                                                    2004       2003
                                                 ---------- ----------
 Assets
    Current assets
        Cash and cash equivalents                 $ 52,644  $  45,342
        Accounts receivable less allowances         59,032     13,381
        Inventories                                  8,336      8,699
        Statutory deposits                           8,418     10,095
        Prepaid income taxes                        14,730      4,837
        Current deferred income taxes               24,368      9,224
        Prepaid expenses and other
         current assets                             10,277      6,955
                                                 ---------- ----------
             Total current assets                  177,805     98,533
    Investments of deferred compensation plans
     held in trust                                  19,623     16,411
    Other investments                                1,445     32,789
    Note receivable                                 12,500     12,500
    Properties and equipment, at cost less
     accumulated depreciation                       62,601     46,906
    Identifiable intangible assets less
     accumulated amortization                       24,392      2,599
    Goodwill less accumulated amortization         450,988    112,903
    Other assets                                    26,497     19,004
                                                 ---------- ----------
               Total Assets                       $775,851  $ 341,645
                                                 ========== ==========


 Liabilities
    Current liabilities
        Accounts payable                          $ 43,143  $   6,976
        Current portion of long-term debt            5,552        473
        Income taxes                                   259        428
        Deferred contract revenue                   16,060     16,795
        Accrued insurance                           21,366     16,442
        Other current liabilities                   56,351     19,630
                                                 ---------- ----------
             Total current liabilities             142,731     60,744
    Long-term debt                                 289,551     25,715
    Convertible junior subordinated debentures           -     14,186
    Deferred compensation liabilities               19,622     16,395
    Other liabilities                               19,362     21,234
                                                 ---------- ----------
               Total Liabilities                   471,266    138,274
                                                 ---------- ----------

 Stockholders' Equity
    Capital stock                                   13,406     13,451
    Paid-in capital                                207,916    169,402
    Retained earnings                              118,248    132,422
    Treasury stock, at cost                        (32,702)  (110,681)
    Unearned compensation                           (4,081)    (3,824)
    Deferred compensation payable in
     Company stock                                   2,337      2,310
    Notes receivable for shares sold                  (539)      (926)
    Accumulated other comprehensive income               -      1,217
                                                 ---------- ----------
               Total Stockholders' Equity          304,585    203,371
                                                 ---------- ----------
               Total Liabilities and
                Stockholders' Equity              $775,851  $ 341,645
                                                 ========== ==========

 Book Value Per Share                             $  24.49  $   20.60
                                                 ========== ==========


                          CHEMED CORPORATION
                 CONSOLIDATING STATEMENT OF OPERATIONS
           FOR THE THREE MONTHS ENDED JUNE 30, 2004 AND 2003
                       (in thousands)(unaudited)



                                                            Chemed
                              Roto-    Service              Consoli-
                    Vitas     Rooter   America  Corporate   dated
                   --------  --------  -------  ---------  --------
2004
----------------
Service revenues
 and sales         $130,240  $ 68,895  $ 9,859  $      -   $208,994
                   --------  --------  -------  --------   --------
Cost of services
 provided and
 goods sold         101,790    38,281    7,135         -    147,206
Selling, general
 and
 administrative
 expenses            13,329    19,997    2,354     2,233     37,913
Depreciation          1,861     2,174      472        63      4,570
                   --------  --------  -------  --------   --------
   Total costs
    and expenses    116,980    60,452    9,961     2,296    189,689
                   --------  --------  -------  --------   --------
   Income/(loss)
    from
    operations       13,260     8,443     (102)   (2,296)    19,305
Interest expense        (30)      (33)      (3)   (6,140)    (6,206)
Other income--net       176        57       82       (84)       231
                   --------  --------  -------  --------   --------
   Income/(loss)
    before income
    taxes            13,406     8,467      (23)   (8,520)    13,330
Income taxes         (5,499)   (3,317)       5     2,978     (5,833)
Equity in
 earnings of
 Vitas                    -         -        -       821(a)    821(a)
                   --------  --------  -------  --------   --------
   Net
   income/(loss)   $  7,907  $  5,150  $   (18) $ (4,721)  $  8,318
                   ========  ========  =======  ========   ========


2003
----------------
Service revenues
 and sales         $      -  $ 64,592  $12,679  $      -   $ 77,271
                   --------  --------  -------  --------   --------
Cost of services
 provided and
 goods sold               -    36,158    9,453         -     45,611
Selling, general
 and
 administrative
 expenses                 -    20,854    2,595     1,641     25,090
Depreciation              -     2,292      606        92      2,990
                   --------  --------  -------  --------   --------
   Total costs
    and expenses          -    59,304   12,654     1,733     73,691
                   --------  --------  -------  --------   --------
   Income/(loss)
    from
    operations            -     5,288       25    (1,733)     3,580
Interest expense          -       (86)      (9)     (772)      (867)
Other income--net         -     1,026      122     1,307      2,455
                   --------  --------  -------  --------   --------
   Income/(loss)
    before income
    taxes                 -     6,228      138    (1,198)     5,168
Income taxes              -    (2,346)     (89)      567     (1,868)
                   --------  --------  -------  --------   --------
   Net
   income/(loss)   $      -  $  3,882  $    49  $   (631)  $  3,300
                   ========  ========  =======  ========   ========


(a) Amount includes the Company's aftertax share of VITAS' charges related to the Company's acquisition of VITAS in the first quarter of 2004, prior to the acquisition date. The accruals for transaction costs were adjusted in the second quarter of 2004, based on changed facts and circumstances. Of the total adjustment, 37% (less deferred income taxes) was credited to the Company's equity in the earnings of VITAS and 63% was credited to goodwill.


                          CHEMED CORPORATION
                 CONSOLIDATING STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003
                       (in thousands)(unaudited)


                                                          Chemed
                          Roto-     Service               Consoli-
               Vitas      Rooter    America   Corporate    dated
              --------   --------   -------   ---------   --------
2004
--------------
Service
 revenues
 and sales    $181,352   $138,122   $20,568   $      -    $340,042
              --------   --------   -------   --------    --------
Cost of
 services
 provided and
 goods sold    142,276     76,644    14,510          -     233,430
Selling,
 general
 and
 administrative
 expenses       18,720     41,002     4,719      4,495      68,936
Depreciation     2,609      4,420     1,001        129       8,159
Long-term
 incentive
 costs               -      1,558(a)    275(a)   7,225(a)    9,058
              --------   --------   -------   --------    --------
   Total costs
    and
    expenses   163,605    123,624    20,505     11,849     319,583
              --------   --------   -------   --------    --------
   Income/(loss)
    from
    operations  17,747     14,498        63    (11,849)     20,459
Interest
 expense           (58)       (59)       (7)    (8,987)     (9,111)
Loss on
 extinguishment
 of debt             -          -         -     (3,330)(b)  (3,330)(b)
Other income
 --net             207      1,059       181        363       1,810
              --------   --------   -------   --------    --------
   Income/
    (loss)
    before
    income
    taxes       17,896     15,498       237    (23,803)      9,828
Income taxes    (7,392)    (6,111)     (118)     8,285      (5,336)
Equity in loss
 of Vitas            -          -         -     (3,284)(c)  (3,284)(c)
              --------   --------   -------   --------    --------
   Net
    income/
    (loss)    $ 10,504   $  9,387   $   119   $(18,802)   $  1,208
              ========   ========   =======   ========    ========

2003
--------------
Service
 revenues
 and sales    $      -   $129,317   $25,599   $      -    $154,916
              --------   --------   -------   --------    --------
Cost of services
 provided and
 goods sold          -     72,597    19,166          -      91,763
Selling, general
 and
 administrative
 expenses            -     39,297     5,087      6,763(d)   51,147(d)
Depreciation         -      4,624     1,240        178       6,042
              --------   --------   -------   --------    --------
   Total costs
    and
    expenses         -    116,518    25,493      6,941     148,952
              --------   --------   -------   --------    --------
   Income/
    (loss)
    from
    operations       -     12,799       106     (6,941)      5,964
Interest
 expense             -       (115)      (20)    (1,539)     (1,674)
Other income
 --net               -        652       206      5,859(e)    6,717(e)
              --------   --------   -------   --------    --------
   Income/
    (loss)
    before
    income
    taxes            -     13,336       292     (2,621)     11,007
Income taxes         -     (5,023)     (189)     1,062      (4,150)
              --------   --------   -------   --------    --------
   Net
    income/
    (loss)    $      -   $  8,313   $   103   $ (1,559)   $  6,857
              ========   ========   =======   ========    ========

(a) Amounts represent payouts under the Company's 2002 Executive Long-term Incentive Plan in the first quarter of 2004. The aftertax cost of these charges was $4,742,000 for Corporate, $982,000 for Roto-Rooter and $170,000 for Service America.

(b) Amount represents the prepayment penalty incurred on the early extinguishment of the Company's debt ($2,164,000 aftertax) in the first quarter of 2004.

(c) Amount includes the Company's aftertax share of VITAS' charges related to the Company's acquisition of VITAS in the first quarter of 2004, prior to the acquisition date. The accruals for transaction costs were adjusted in the second quarter of 2004, based on changed facts and circumstances. Of the total adjustment, 37% (less deferred income taxes) was credited to the Company's equity in the earnings of VITAS and 63% was credited to goodwill. These charges comprise debt and transaction-related expenses that reduced the Company's equity in the earnings/(loss) of VITAS by $3,800,000 ($.33 per share and $.32 per diluted share) during the first six months of 2004.

(d) Amount includes pretax charges of $3,627,000 ($2,358,000 aftertax) for severance in the first quarter of 2003.

(e) Amount includes a pretax gain of $3,544,000 ($2,151,000 aftertax) from the sales of investments in the first quarter of 2003.


                          CHEMED CORPORATION
            PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
           FOR THE THREE MONTHS ENDED JUNE 30, 2004 AND 2003
           (in thousands, except per share data) (unaudited)

                                                             Chemed
                             Roto-     Service               Consoli-
                  Vitas      Rooter    America   Corporate    dated
                 --------   --------   -------   ---------   --------
2004(a)
----------------
Service revenues
 and sales       $130,240   $ 68,895   $ 9,859   $      -    $208,994
                 --------   --------   -------   --------    --------
Cost of services
 provided and
 goods sold       101,790     38,281     7,135          -     147,206
Selling, general
 and
 administrative
 expenses          13,329     19,997     2,354      2,233      37,913
Depreciation        1,861      2,174       472         63       4,570
                 --------   --------   -------   --------    --------
   Total costs
    and expenses  116,980(c)  60,452     9,961      2,296     189,689
                 --------   --------   -------   --------    --------
   Income/(loss)
    from
    operations     13,260      8,443      (102)    (2,296)     19,305
Interest expense      (30)       (33)       (3)    (6,140)     (6,206)
Other income--
 net                  176         57        82        (84)        231
                 --------   --------   -------   --------    --------
   Income/(loss)
    before income
    taxes          13,406      8,467       (23)    (8,520)     13,330
Income taxes       (5,499)    (3,317)        5      2,978      (5,833)
                 --------   --------   -------   --------    --------
    Net
     income/
     (loss)      $  7,907   $  5,150   $   (18)  $ (5,542)   $  7,497
                 ========   ========   =======   ========    ========

Earnings Per
 Share
   Net Income                                                $  0.61
                                                             ========
   Average
    Shares
    Outstanding                                                12,325
                                                             ========
Diluted Earnings
 Per Share
   Net Income                                                $  0.60
                                                             ========
   Average
    Shares
    Outstanding                                                12,677
                                                             ========

2003(b)
----------------
Service revenues
 and sales       $106,245   $ 64,592   $12,679   $      -    $183,516
                 --------   --------   -------   --------    --------
Cost of services
 provided and
 goods sold        82,684     36,158     9,453          -     128,295
Selling, general
 and
 administrative
 expenses          14,504     20,854     2,595      1,506      39,459
Depreciation        1,983      2,292       606         92       4,973
                 --------   --------   -------   --------    --------
   Total costs
    and expenses   99,171(c)  59,304    12,654      1,598     172,727
                 --------   --------   -------   --------    --------
   Income/(loss)
    from
    operations      7,074      5,288        25     (1,598)     10,789
Interest expense        -        (86)       (9)    (6,342)     (6,437)
Other income--
 net                  203      1,026       122        595       1,946
                 --------   --------   -------   --------    --------
   Income/(loss)
    before income
    taxes           7,277      6,228       138     (7,345)      6,298
Income taxes       (2,912)    (2,346)      (89)     2,546      (2,801)
                 --------   --------   -------   --------    --------
   Net income/
    (loss)       $  4,365   $  3,882   $    49   $ (4,799)   $  3,497
                 ========   ========   =======   ========    ========

Earnings Per
 Share
   Net Income                                                $  0.29
                                                             ========
   Average
    Shares
    Outstanding                                                11,908
                                                             ========
Diluted Earnings
 Per Share
   Net Income                                                $  0.29
                                                             ========
   Average
    Shares
    Outstanding                                                11,942
                                                             ========


(a) The pro forma statement of operations for 2004 assumes the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2004, on the same terms and conditions as completed on February 24, 2004.

(b) The pro forma statement of operations for 2003 assumes the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2003, on the same terms and conditions as completed on February 24, 2004.

(c) Operating expenses for VITAS for 2004 and 2003 include additional amortization and depreciation expense resulting from purchase accounting adjustments to VITAS' assets in the amount of $1,313,000 in each period.


                          CHEMED CORPORATION
            PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003
           (in thousands, except per share data) (unaudited)

                                                          Chemed
                          Roto-     Service               Consoli-
               Vitas      Rooter    America   Corporate    dated
              --------   --------   -------   ---------   --------
2004(a)
--------------
Service
 revenues
 and sales    $254,222   $138,122   $20,568   $      -    $412,912
              --------   --------   -------   --------    --------
Cost of
 services
 provided and
 goods sold    201,124     76,644    14,510          -     292,278
Selling,
 general
 and
 administrative
 expenses       27,521     41,002     4,719      4,356      77,598
Depreciation     3,737      4,420     1,001        129       9,287
Long-term
 incentive
 costs               -      1,558(d)    275(d)   7,225(d)    9,058(d)
              --------   --------   -------   --------    --------
   Total costs
    and
    expenses   232,382(c) 123,624    20,505     11,710     388,221
              --------   --------   -------   --------    --------
   Income/
    (loss)
    from
    operations  21,840     14,498        63    (11,710)     24,691
Interest
 expense           (58)       (59)       (7)   (12,389)    (12,513)
Loss on
 extinguishment
 of debt             -          -         -     (3,330)(e)  (3,330)(e)
Other income--
 net               248      1,059       181        363       1,851
              --------   --------   -------   --------    --------
   Income/
    (loss)
    before
    income
    taxes       22,030     15,498       237    (27,066)     10,699
Income taxes    (8,924)    (6,111)     (118)     9,419      (5,734)
              --------   --------   -------   --------    --------
   Net
    income/
    (loss)    $ 13,106   $  9,387   $   119   $(17,647)   $  4,965
              ========   ========   =======   ========    ========

Earnings Per
 Share
   Net Income                                             $   0.41
                                                          ========
   Average
    Shares
    Outstanding                                             12,168
                                                          ========
Diluted Earnings
 Per Share
   Net Income                                             $   0.40
                                                          ========
   Average
    Shares
    Outstanding                                             12,397
                                                          ========

2003(b)
--------------
Service
 revenues
 and sales    $206,427   $129,317   $25,599   $      -    $361,343
              --------   --------   -------   --------    --------
Cost of
 services
 provided and
 goods sold    163,603     72,597    19,166          -     255,366
Selling,
 general
 and
 administrative
 expenses       27,037     39,297     5,087      6,493(f)   77,914(f)
Depreciation     3,911      4,624     1,240        178       9,953
              --------   --------   -------   --------    --------
   Total costs
    and
    expenses   194,551(c) 116,518    25,493      6,671     343,233
              --------   --------   -------   --------    --------
   Income/(loss)
    from
    operations  11,876     12,799       106     (6,671)     18,110
Interest
 expense             -       (115)      (20)   (12,592)    (12,727)
Loss on
 extinguishment
 of debt             -          -         -     (3,330)(e)  (3,330)(e)
Other income--
 net               353        652       206      4,435(g)    5,646(g)
              --------   --------   -------   --------    --------
   Income/
    (loss)
    before
    income
    taxes       12,229     13,336       292    (18,158)      7,699
Income taxes    (4,885)    (5,023)     (189)     6,154      (3,943)
              --------   --------   -------   --------    --------
    Net income/
     (loss)   $  7,344   $  8,313   $   103   $(12,004)   $  3,756
              ========   ========   =======   ========    ========

Earnings Per
 Share
   Net Income                                             $   0.32
                                                          ========
   Average
    Shares
    Outstanding                                             11,899
                                                          ========
Diluted Earnings
 Per Share
   Net Income                                             $   0.32
                                                          ========
   Average
    Shares
    Outstanding                                             11,922
                                                          ========


(a) The pro forma statement of operations for 2004 assumes the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2004, on the same terms and conditions as completed on February 24, 2004.

(b) The pro forma statement of operations for 2003 assumes the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2003, on the same terms and conditions as completed on February 24, 2004.

(c) Operating expenses for VITAS for 2004 and 2003 include additional amortization and depreciation expense resulting from purchase accounting adjustments to VITAS' assets in the amount of $2,625,000 in each period.

(d) Amounts represent payouts under the Company's 2002 Executive Long-term Incentive Plan in the first quarter of 2004. The aftertax cost of these charges was $4,742,000 for Corporate, $982,000 for Roto-Rooter and $170,000 for Service America.

(e) Amount represents the prepayment penalty incurred on the early extinguishment of the Company's debt ($2,164,000 aftertax) in the first quarter of 2004.

(f) Amount includes pretax charges of $3,627,000 ($2,358,000 aftertax) for severance charges in the first quarter of 2003.

(g) Amount includes a pretax gain of $3,544,000 ($2,151,000 aftertax) from the sales of investments in the first quarter of 2003.


                          CHEMED CORPORATION
                    CONSOLIDATING SUMMARY OF EBITDA
           FOR THE THREE MONTHS ENDED JUNE 30, 2004 AND 2003
                       (in thousands)(unaudited)

                                                             Chemed
                             Roto-     Service               Consoli-
                  Vitas      Rooter    America   Corporate    dated
                 --------   --------   -------   ---------   --------
2004
----------------
Net income/
 (loss)          $  7,907   $  5,150   $   (18)  $ (4,721)   $  8,318
Add/(deduct):
 Interest expense      30         33         3      6,140       6,206
 Income taxes       5,499      3,317        (5)    (2,978)      5,833
 Depreciation and
  amortization      2,971      2,240       473         62       5,746
                 --------   --------   -------   --------    --------
   EBITDA          16,407     10,740       453     (1,497)     26,103
Add/(deduct):
 Advertising cost
  adjustment(a)         -       (273)        -          -        (273)
 Interest income      (65)       (27)      (74)      (386)       (552)
 Equity in earnings
  of Vitas              -          -         -       (821)       (821)
                 --------   --------   -------   --------    --------
   Adjusted
    EBITDA       $ 16,342   $ 10,440   $   379   $ (2,704)   $ 24,457
                 ========   ========   =======   ========    ========

2003
----------------
Net income/
 (loss)          $      -   $  3,882   $    49   $   (631)   $  3,300
Add/(deduct):
 Interest expense       -         86         9        772         867
 Income taxes           -      2,346        89       (567)      1,868
 Depreciation and
  amortization          -      2,353       714         98       3,165
                 --------   --------   -------   --------    --------
   EBITDA               -      8,667       861       (328)      9,200
Add/(deduct):
 Advertising cost
  adjustment(a)         -       (781)        -          -        (781)
 Interest income        -        (60)      (90)      (553)       (703)
 Dividend income
  from Vitas            -          -         -       (712)       (712)
                 --------   --------   -------   --------    --------
   Adjusted
    EBITDA       $      -   $  7,826   $   771   $ (1,593)   $  7,004
                 ========   ========   =======   ========    ========



(a) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2004 and 2003, GAAP advertising expense for Roto-Rooter totaled $4,152,000 and $2,967,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2004 and 2003 would total $4,425,000 and $3,748,000, respectively.


                          CHEMED CORPORATION
                    CONSOLIDATING SUMMARY OF EBITDA
            FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003
                       (in thousands)(unaudited)


                                                             Chemed
                             Roto-     Service               Consoli-
                  Vitas      Rooter    America   Corporate    dated
                 --------   --------   -------   ---------   --------
2004
----------------
Net income/
 (loss)          $ 10,504   $  9,387   $   119   $(18,802)   $  1,208
Add/(deduct):
 Interest expense      58         59         7      8,987       9,111
 Income taxes       7,392      6,111       118     (8,285)      5,336
 Depreciation and
  amortization      4,042      4,545     1,001        135       9,723
                 --------   --------   -------   --------    --------
   EBITDA           21,996    20,102     1,245    (17,965)     25,378
Add/(deduct):
 Long-term
  incentive
  compensation          -      1,558       275      7,225       9,058
 Advertising cost
  adjustment(a)         -       (466)        -          -        (466)
 Interest income      (96)       (64)     (118)      (834)     (1,112)
 Loss on
  extinguishment
  of debt               -          -         -      3,330       3,330
 Equity in loss
  of Vitas              -          -         -      3,284       3,284
                 --------   --------   -------   --------    --------
   Adjusted
    EBITDA       $ 21,900   $ 21,130   $ 1,402   $ (4,960)   $ 39,472
                 ========   ========   =======   ========    ========

2003
----------------
Net income/
 (loss)          $      -   $  8,313   $   103   $ (1,559)   $  6,857
Add/(deduct):
 Interest expense       -        115        20      1,539       1,674
 Income taxes           -      5,023       189     (1,062)      4,150
 Depreciation and
  amortization          -      4,744     1,465        190       6,399
                 --------   --------   -------   --------    --------
   EBITDA               -     18,195     1,777       (892)     19,080
Add/(deduct):
 Severance
  charges               -      3,627         -          -       3,627
 Advertising cost
  adjustment(a)         -     (2,326)        -          -      (2,326)
 Interest income        -       (132)     (185)    (1,201)     (1,518)
 Dividend income
  from Vitas            -          -         -     (1,424)     (1,424)
 Gains on sales
  of investments        -          -         -     (3,544)     (3,544)
                 --------   --------   -------   --------    --------
   Adjusted
    EBITDA       $      -   $ 19,364   $ 1,592   $ (7,061)   $ 13,895
                 ========   ========   =======   ========    ========


(a) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the first six months of 2004 and 2003, GAAP advertising expense for Roto-Rooter totaled $8,130,000 and $5,051,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first six months of 2004 and 2003 would total $8,596,000 and $7,377,000, respectively.


                          CHEMED CORPORATION
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
           FOR THE THREE MONTHS ENDED JUNE 30, 2004 AND 2003
                       (in thousands)(unaudited)


                                                             Chemed
                             Roto-     Service               Consoli-
                 Vitas(a)    Rooter    America   Corporate(a) dated
                 --------   --------   -------   ---------   --------
2004
----------------
Pro forma net
 income/(loss)   $  7,907   $  5,150   $   (18)  $ (5,542)   $  7,497
Add/(deduct):
 Interest expense      30         33         3      6,140       6,206
 Income taxes       5,499      3,317        (5)    (2,978)      5,833
 Depreciation and
  amortization      2,971      2,240       473         62       5,746
                 --------   --------   -------   --------    --------
   Pro forma
    EBITDA         16,407     10,740       453     (2,318)     25,282
Add/(deduct):
 Advertising cost
  adjustment(b)         -       (273)        -          -        (273)
 Interest income      (65)       (27)      (74)      (386)       (552)
                 --------   --------   -------   --------    --------
   Pro forma
    adjusted
    EBITDA       $ 16,342   $ 10,440   $   379   $ (2,704)   $ 24,457
                 ========   ========   =======   ========    ========

2003
----------------
Pro forma net
 income/(loss)   $  4,365   $  3,882   $    49   $ (4,799)   $  3,497
Add/(deduct):
 Interest expense       -         86         9      6,342       6,437
 Income taxes       2,912      2,346        89     (2,546)      2,801
 Depreciation and
  amortization      2,803      2,353       714         98       5,968
                 --------   --------   -------   --------    --------
   Pro forma
    EBITDA         10,080      8,667       861       (905)     18,703
Add/(deduct):
 Advertising cost
  adjustment(b)         -       (781)        -          -        (781)
 Interest income     (203)       (60)      (90)      (553)       (906)
 Dividend income
  from Vitas            -          -         -       (712)       (712)
                 --------   --------   -------   --------    --------
   Pro forma
    adjusted
    EBITDA       $  9,877   $  7,826   $   771   $ (2,170)   $ 16,304
                 ========   ========   =======   ========    ========



(a) Pro forma amounts for VITAS and Corporate assume the acquisition of VITAS and the related financing were both completed on January 1 of the respective years.

(b) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2004 and 2003, GAAP advertising expense for Roto-Rooter totaled $4,152,000 and $2,967,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2004 and 2003 would total $4,425,000 and $3,748,000, respectively.


                          CHEMED CORPORATION
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
            FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003
                       (in thousands)(unaudited)

                                                             Chemed
                             Roto-     Service               Consoli-
                 Vitas(a)    Rooter    America   Corporate(a) dated
                 --------   --------   -------   ---------   --------
2004
----------------
Pro forma net
 income/(loss)   $ 13,106   $  9,387   $   119   $(17,647)   $  4,965
Add/(deduct):
 Interest expense      58         59         7     12,389      12,513
 Income taxes       8,924      6,111       118     (9,419)      5,734
 Depreciation and
  amortization      5,650      4,545     1,001        135      11,331
                 --------   --------   -------   --------    --------
   Pro forma
    EBITDA         27,738     20,102     1,245    (14,542)     34,543
Add/(deduct):
 Long-term
  incentive
  compensation          -      1,558       275      7,225       9,058
 Advertising cost
  adjustment(b)         -       (466)        -          -        (466)
 Interest income     (137)       (64)     (118)      (834)     (1,153)
 Loss on
  extinguishment
  of debt               -          -         -      3,330       3,330
                 --------   --------   -------   --------    --------
   Pro forma
    adjusted
    EBITDA       $ 27,601   $ 21,130   $ 1,402   $ (4,821)   $ 45,312
                 ========   ========   =======   ========    ========

2003
----------------
Pro forma net
 income/(loss)   $  7,344   $  8,313   $   103   $(12,004)   $  3,756
Add/(deduct):
 Interest expense       -        115        20     12,592      12,727
 Income taxes       4,885      5,023       189     (6,154)      3,943
 Depreciation and
  amortization      5,550      4,744     1,465        190      11,949
                 --------   --------   -------   --------    --------
   Pro forma
    EBITDA         17,779     18,195     1,777     (5,376)     32,375
Add/(deduct):
 Severance
  charges               -      3,627         -          -       3,627
 Advertising cost
  adjustment(b)         -     (2,326)        -          -      (2,326)
 Interest income     (353)      (132)     (185)    (1,201)     (1,871)
 Dividend income
  from Vitas            -          -         -     (1,424)     (1,424)
 Gains on sales
  of investments        -          -         -     (3,544)     (3,544)
 Loss on
  extinguishment
  of debt               -          -         -      3,330       3,330
                 --------   --------   -------   --------    --------
   Pro forma
    adjusted
    EBITDA       $ 17,426   $ 19,364   $ 1,592   $ (8,215)   $ 30,167
                 ========   ========   =======   ========    ========


(a) Pro forma amounts for VITAS and Corporate assume the acquisition of VITAS and the related financing were both completed on January 1 of the respective years.

(b) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the first six months of 2004 and 2003, GAAP advertising expense for Roto-Rooter totaled $8,130,000 and $5,051,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first six months of 2004 and 2003 would total $8,596,000 and $7,377,000, respectively.


                          CHEMED CORPORATION
            RECONCILIATION OF PRO FORMA ADJUSTED NET INCOME
       FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2004 AND 2003
           (in thousands, except per share data)(unaudited)


                               Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                               ------------------  ------------------
                                 2004      2003      2004      2003
                               --------  --------  --------  --------
Net income as reported         $  8,318  $  3,300  $  1,208  $  6,857

Add/(deduct):
 Pro forma Vitas net income
  contribution for the
  period(a)                           -     4,445     2,684     7,504
 Pro forma financing costs
  related to acquisition of
  Vitas(b)                            -    (3,620)   (2,211)   (7,184)
 Pro forma loss on
  extinguishment of debt in
  2003(b)                             -         -         -    (2,164)
 Pro forma elimination of
  equity in (earnings)/loss
  of Vitas in 2004(c)              (821)        -     3,284         -
 Pro forma elimination of
  preferred dividend income
  from Vitas in 2003(c)               -      (628)        -    (1,257)
                               --------  --------  --------  --------
Pro forma net income              7,497     3,497     4,965     3,756
Add/(deduct):
 Aftertax cost of long-term
  incentive payout in 2004            -         -     5,894         -
 Aftertax cost of loss on
  extinguishment of debt              -         -     2,164     2,164
                               --------  --------  --------  --------

Adjusted pro forma net income  $  7,497  $  3,497  $ 13,023  $  5,920
                               ========  ========  ========  ========


Earnings Per Share As
 Reported
  Net income                   $   0.67  $   0.33  $   0.10  $   0.69
                               ========  ========  ========  ========
  Average number of shares
   outstanding                   12,325     9,908    11,619     9,899
                               ========  ========  ========  ========
Diluted Earnings Per Share As
 Reported
  Net income                   $   0.66  $   0.33  $   0.10  $   0.69
                               ========  ========  ========  ========
  Average number of shares
   outstanding                   12,677     9,942    11,848     9,922
                               ========  ========  ========  ========


Adjusted Pro Forma Earnings
 Per Share
  Net income                   $   0.61  $   0.29  $   1.07  $   0.50
                               ========  ========  ========  ========
  Average number of shares
   outstanding                   12,325    11,908    12,168    11,899
                               ========  ========  ========  ========
Adjusted Pro Forma Diluted
 Earnings Per Share
  Net income                   $   0.60  $   0.29  $   1.05  $   0.50
                               ========  ========  ========  ========
  Diluted average number
   of shares outstanding         12,677    11,942    12,397    11,922
                               ========  ========  ========  ========


(a) Amounts represent the additional net income VITAS would contribute assuming the acquisition were completed on January 1 of the respective years (excluding Chemed management fees).

(b) Amounts represent the additional financing costs, including a loss on early extinguishment of debt in 2003, that would have been incurred assuming the financing were completed on January 1 of the respective years.

(c) Amounts represent the impact of eliminating the Company's prior investments in VITAS, assuming the acquisition of VITAS were completed on January 1 of the respective years.


    CONTACT: Chemed Corporation
             David P. Williams, 513-762-6901